                                                                  EXECUTION COPY
                        RECONSTITUTED SERVICING AGREEMENT


         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of January, 2002, by and between LEHMAN BROTHERS BANK, FSB (the "Seller" or "Lehman Brothers Bank, FSB"), a federal savings bank and WASHINGTON MUTUAL BANK, FA (the "Servicer"), a savings association organized under the laws of the United States, recites and provides as follows:

                                    RECITALS

         WHEREAS, the Seller has acquired from the Servicer, Washington Mutual Bank fsb and Washington Mutual Bank certain conventional, residential, adjustable rate, first lien mortgage loans (the "Mortgage Loans") pursuant to a Mortgage Loan Purchase and Sale Agreement dated as of January 1, 2001, as amended by Amendment No. 1 thereto, dated as of December 1, 2001 (together, the "Purchase Agreement") and annexed as Exhibit B hereto.

         WHEREAS, the Seller has conveyed certain Mortgage Loans identified on Exhibit C hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to Bank One, National Association (the "Trustee"), pursuant to a trust agreement, dated as of January 1, 2002 (the "Trust Agreement"), among the Trustee, Wells Fargo Bank Minnesota, N.A., as securities administrator, Aurora Loan Services Inc., as master servicer ("Aurora," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

         WHEREAS, the Serviced Mortgage Loans are currently being serviced by the Servicer pursuant to a Servicing Agreement, dated as of January 1, 2001 (for Residential First Lien Mortgage Loans, Group No. 2001-SJ1), as amended by Amendment No. 1 thereto, dated as of December 1, 2001 (together, the "Servicing Agreement"), and annexed as Exhibit D hereto.

         WHEREAS, the Seller desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

         WHEREAS, the Seller and the Servicer agree that the provisions of the Servicing Agreement shall continue to apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall (i) constitute a "Reconstitution Agreement" of those Mortgage Loans (as defined in the Servicing Agreement) which are Serviced Mortgage Loans and (ii) govern the servicing of the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

         WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Servicing Agreement incorporated by reference herein (regardless of whether such terms are defined in the Servicing Agreement or Purchase Agreement), shall have the meanings ascribed to such terms in the Trust Agreement; except, that the following terms shall have the meaning given to them in the Servicing Agreement or Purchase Agreement, as the case may be: Account, Assignment of Mortgage, Business Day, Closing Date, Collateral Files, Condemnation Proceeds, Credit File, Deleted Mortgage Loan, Eligible Account, Escrow Account, Event of Default, Master Servicer, Monthly Advances, Monthly Remittance Date, Net Rate, Officer's Certificate, Opinion of Counsel, Permitted Investments, Principal Prepayment, Purchase Price, Qualified Substitute Mortgage Loan, Servicing Advance, Seller (only to the extent such term is used in the Servicing Agreement), Servicing Fee, Servicing Fee Rate and REO Property.

         Notwithstanding the foregoing, the term "Agreement" when used in the Servicing Agreement or the Purchase Agreement shall have the meaning given to such term in the Servicing Agreement or the Purchase Agreement, as the case may be.

         2. Custodianship. The parties hereto acknowledge that LaSalle Bank N.A. will act as custodian of the Collateral Files of the Serviced Mortgage Loans for the Trustee pursuant to a Custodial Agreement, dated January 1, 2002, between LaSalle Bank, N.A. (the "Custodian") and the Trustee (the "Custodial Agreement").

         3. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Servicing Agreement, as so modified and incorporated by reference herein, are and shall be a part of this Agreement to the same extent as if set forth herein in full. Pursuant to Section 2.17 of the Servicing Agreement, the Servicer acknowledges that a REMIC has been or will be made with respect to the Trust, and the Servicer shall comply with the provisions of Section 2.17 of the Servicing Agreement with respect to the REMIC provisions

         4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Section 2.5 and Section 3.1 of the Servicing Agreement, the remittance on February 18, 2002 to the SASCO 2002-1A Trust Fund (the "Trust Fund") is to include principal due after January 1, 2002 (the "Trust Cut-off Date") plus interest, at the Net Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (i), (ii) and (iii) of Section 3.1 of the Servicing Agreement.

         5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the Trust Fund created pursuant to the Trust Agreement, shall have the same rights as the Seller, as owner, under the Servicing Agreement to enforce the obligations of the Servicer under the Servicing Agreement and the term "Owner" as used in the Servicing Agreement in connection with any rights of the Owner shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement and the provisions of the Servicing Agreement to the extent unmodified or unamended herein upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in
Article 6 of the Servicing Agreement (such Article 6 and Article 7 remaining unmodified except for the right to terminate with respect to the Serviced Mortgage Loans being vested in the Master Servicer pursuant to this Agreement and as expressly described in Exhibit A hereto). Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Owner under the Servicing Agreement and the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         6. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations or warranties regarding the characteristics of the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto. Notwithstanding the preceding sentence, the Servicer hereby restates and remakes to the Seller, the Owner, the Master Servicer, the Trustee and the Trust Fund each representation and warranty in
Section 5.7 of the Servicing Agreement as of January 30, 2002

         7. Waiver and Amendment. The parties hereto agree that by execution of this Agreement and notwithstanding the last sentence of the definition of "Reconstitution Agreement" contained in Article 1 of the Servicing Agreement, the Servicer has waived or agreed to modification or amendment of, with respect to the Serviced Mortgage Loans, certain of the Servicer's rights that it has pursuant to the provisions of the Servicing Agreement (the "Waiver"). The Waiver shall extend only to the Serviced Mortgage Loans serviced under this Agreement, and shall not constitute a waiver or modification of any of the Servicer's rights under any other provision of the Servicing Agreement with respect to Mortgage Loans purchased pursuant to the Purchase Agreement other than the Serviced Mortgage Loans, waive any default by the Owner or impair any right of the Servicer arising under this Agreement or the Servicing Agreement, in each case except to the extent expressly so waived in this Section 7. Except as otherwise provided in this Agreement with respect to the Serviced Mortgage Loans, the Servicing Agreement shall remain in full force and effect.

         8. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                Aurora Loan Services Inc.
                2530 South Parker Road
                Suite 601
                Aurora, Colorado 80014
                Attention: E. Todd Whittemore, Master Servicing, SASCO 2002-1A
                Telephone: (303) 632-3422
                Telecopier: (303) 632-3123

         All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

               JPMorgan Chase Bank
               New York, New York
               ABA#:  021-000-021
               Account Name: Aurora Loan Services Inc., Master Servicing Payment
                             Clearing Account
               Account No.: 066-611059
               Beneficiary: Aurora Loan Services Inc.
               For further credit to: SASCO 2002-1A

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

               Bank One, National Association
               1 Bank One Plaza, Suite IL1-0126
               Chicago, Illinois  60670-0126
               Attention:  Global Trust Services
               Telephone:  (800) 524-9472
               Fascimile:  (212) 373-1284


         All notices required to be delivered to the Seller hereunder shall be delivered to the Seller at the following address:

                  Lehman Brothers Bank, FSB
                  3 World Financial Centre, 8th Floor
                  New York, New York  10038
                  Attention:  Leslee Gelber
                  Telephone:  (212) 526-5861
                  E-mail:  lgelber@lehman.com

                  With a copy to:
                  Morgan, Lewis & Bockius, LLP
                  1701 Market Street
                  Philadelphia, PA 19103
                  Attention: Steven J. Molitor, Esq.

         All notices required to be delivered to the Servicer hereunder shall be delivered to the following address:

                  Washington Mutual Bank, FA
                  1201 Third Avenue, WMT 0511
                  Seattle, WA  98101
                  Attention:  General Counsel
                  Telephone:  (206) 461-8890
                  Facsimile:  (206) 461-5739

                  Washington Mutual Bank, FA
                  19850 Plummer Street (Mail Stop N-070205)
                  Chatsworth, CA 91311
                  Attention:  Vice President of Investor Reporting
                  Telephone:  (818) 775-2278
                  Facsimile:  (818) 775-2819

         9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         10. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         Executed as of the day and year first above written.



                                             LEHMAN BROTHERS BANK, FSB,
                                             as Owner



                                             By:
                                                 ------------------------------
                                                  Name:  Gary Taylor
                                                  Title:    Vice President


                                             WASHINGTON MUTUAL BANK, FA,
                                                  as Servicer


                                             By:
                                                -------------------------------
                                                  Name:
                                                  Title:


Acknowledged By:

AURORA LOAN SERVICES INC.,
     as Master Servicer


By:
   --------------------------------
Name:
Title:

BANK ONE, NATIONAL ASSOCIATION,
     as Trustee


By:
   --------------------------------
Name:
Title:

                                    EXHIBIT A

                    Modifications to the Servicing Agreement


1. A new definition of "Best Efforts" is hereby added to Article 1 to immediately follow the definition of "Applicable Requirements," to read as follows:

                  Best Efforts: Efforts determined to be reasonably diligent by the Servicer in its reasonable discretion. Such efforts do not require the Servicer to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Servicer to advance or expend fees or sums of money in addition to those specifically set forth in this Agreement.

2. The definitions of "Determination Date" and "Due Period" in Article 1 are hereby amended and restated in their entirety, to read as follows:

                  Determination Date: The fifteenth (15th) day of the calendar month of the related Monthly Remittance Date (or if such day is not a Business Day, the Business Day immediately preceding such day).

                  Due Period: With respect to each Monthly Remittance Date, the period commencing on the second day of the month immediately preceding the month of such Monthly Remittance Date and ending on the first day of the month of such Monthly Remittance Date.

3. A new definition of "Mortgage Loan" is hereby added to Article 1 to immediately follow the definition of "Moody's," to read as follows:

                  Mortgage Loan: An individual servicing retained Mortgage Loan which has been purchased from Washington Mutual Bank FA, Washington Mutual Bank fsb or Washington Mutual Bank by Lehman Brothers Bank, FSB is subject to this Agreement by being identified on the Mortgage Loan Schedule to this Agreement, which mortgage loan includes without limitation the rights to the mortgage loan documents, the monthly reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

4. A new definition of "Mortgage Loan Schedule" is hereby added to Article 1 to immediately follow the definition of "Mortgage Loan Remittance Rate," to read as follows:

                  Mortgage Loan Schedule: The schedule of Mortgage Loans setting forth certain information with respect to the Mortgage Loans purchased from the Washington Mutual Bank, FA, Washington Mutual Bank fsb or Washington Mutual Bank by Lehman Brothers Bank, FSB, which Mortgage Loan Schedule is attached as Exhibit C to this Reconstituted Servicing Agreement.

5. The definition of "Qualified Depository" is hereby amended and restated in its entirety to read as follows:

                  Qualified Depository: Any of (i) a depository the accounts of which are insured by the FDIC and the debt obligations of which are rated AA (or its equivalent) or better by each Rating Agency; (ii) the corporate trust department of any bank the debt obligations of which are rated at least A-1 or its equivalent by each Rating Agency; or (iii) the Servicer, so long as the long-term unsecured debt obligations of the Servicer are rated not lower than "A2" by Moody's or "A-" by S&P.

6. A new definition of "Rating Agency" is hereby added to Article 1 to immediately follow the definition of "Qualified Depository," to read as follows:

                  Rating Agency: Either of Moody's Investors Service, Inc. or Standard & Poor's, a division of the McGraw-Hill Agencies, Inc., or any successor of the foregoing.

7. Section 2.1 (Identification of Mortgage Loans; Servicer to Act as Servicer) is hereby amended by adding the following to the end of Subsection (c):

                  Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension.

8. Section 2.3 (Collection of Mortgage Loan Payments) is hereby amended by replacing the words "Continuously from the first Closing Date until the principal and interest on all Mortgage Loans are paid in full" in the first line thereof to "Continuously from January 30, 2002 until the date the Mortgage Loans cease to be subject to this Agreement".

9. Section 2.4 (Establishment of Account; Deposits in Account) is hereby amended by: replacing the words "for Lehman Brothers Bank, FSB, as Owner and any successor Owner" with the words "for SASCO 2002-1A Trust Fund and various Mortgagors".

10. Section 2.5 (Permitted Withdrawals From the Account) is hereby amended by deleting the word "and" at the end of clause (vi), by replacing the period at the end of clause (vii) with a semicolon and by adding the following new clauses (viii) and (ix):

                           (viii) to invest funds in the Account in Permitted
                  Investments in accordance with Section 2.4(d); and

                           (ix) to transfer funds to another depository
                  institution in accordance with Section 2.9 hereof.

11. Section 2.6 (Establishment of Escrow Account; Deposits in Escrow Account; Escrow Analysis) is hereby amended by replacing the words "for Lehman Brothers Bank, FSB, as Owner and any successor Owner, and certain Mortgagors" with "for SASCO 2002-1A Trust Fund and various Mortgagors."

12. Section 2.12 (Title, Management and Disposition of Real Estate Owned) is hereby amended by:

         (i) deleting the last sentence of Subsection (c) and adding the following at the end of such Subsection (c):

                  The Servicer shall use its Best Efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (a) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (b) the Servicer determines, and gives an appropriate notice to the Master Servicer to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Master Servicer as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Trustee, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Servicer and Trustee shall be entered into with respect to such purchase money mortgage. Notwithstanding anything herein to the contrary, the Servicer shall not be required to provide financing for the sale of any REO Property.

         (ii) by adding the following to the end of Subsection (f):

                  Prior to acceptance by the Servicer of an offer to sell any REO Property, the Servicer shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Servicer in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale.

13. Section 3.1 (Distributions) is hereby amended by adding the following after the third paragraph of such Section:

                           All remittances required to be made to the Master
                  Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                  JPMorgan Chase Bank
                  New York, New York
                  ABA#:  021-000-021
                  Account Name:  Aurora Loan Services Inc., Master Servicing
                                 Payment Clearing Account
                  Account No.:  066-611059
                  Beneficiary:  Aurora Loan Services Inc.
                  For further credit to:  SASCO 2002-1A

14.      Section 3.2 (Reports) is hereby amended as follows:

         (i) by adding the following new paragraph after the last paragraph in Subsection (a):

                           Reports submitted pursuant to this Section 3.2 shall
                  also include the amount of any Monthly Advances made by the Servicer on such Monthly Remittance Date. In addition, on a cumulative basis and upon reasonable request of the Master Servicer, the Servicer will provide information regarding which Mortgage Loans are covered by Primary Mortgage Insurance Policy and the amount of any (i) claims filed under any Primary Mortgage Insurance Policy, (ii) claim payments made under any Primary Mortgage Insurance Policy and (iii) claims denied under any Primary Mortgage Insurance Policy.

         (ii) By replacing the paragraph (b) of such Section in its entirety with the following paragraph:

                           Beginning with calendar year 2002, the Servicer shall
                  prepare and file any and all tax returns, information statements or other filings for the portion of the tax year 2001 and the portion of subsequent tax years for which the Servicer has serviced some or all of the Mortgage Loans hereunder as such returns, information statements or other filings are required to be delivered to any governmental taxing authority or to the Master Servicer pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Master Servicer with such information concerning the Mortgage Loans as is necessary for the Master Servicer to prepare the Trust Fund's federal income tax return as the Master Servicer may reasonably request from time to time.

15. Section 4.4 (Statements as to Compliance) is hereby amended by replacing all references to "Owner" in such Section with "Lehman Brothers Bank FSB and the Master Servicer."

16. Section 4.5 (Annual Independent Public Accountants' Servicing Report) is hereby amended by replacing all references to "Owner" in such Section with "Lehman Brothers Bank FSB and the Master Servicer."

17. Section 5.1 (Indemnification; Third Party Claims) is hereby amended by deleting Subsection (a) and replacing it with the following:

                  (a) The Servicer shall indemnify Lehman Brothers Bank FSB, the Trust Fund, the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgements, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement; provided, however, the Servicer shall not be liable hereunder with respect to (i) any action or inaction in accordance with the written direction or consent of the Trustee, Trust Fund, Master Servicer or Lehman Brothers Bank FSB or (ii) any action or inaction resulting from the Trustee's, Trust Fund's, Master Servicer's or Lehman Brothers Bank FSB's, failure to cause any Collateral File (or portion thereof) to be released to the Servicer pursuant to terms of this Agreement or (iii) any action or inaction resulting from the Trust Fund's failure to comply with Section 5.1(b). The Servicer shall promptly notify Lehman Brothers Bank FSB, the Master Servicer and the Trustee if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all reasonable expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgement or decree which may be entered against it or any of such indemnified parties in respect of such claim. The Servicer shall follow any written instructions received from the Trustee in connection with such claim. The Servicer shall provide the Trustee with a written report of all expenses and advances incurred by the Servicer pursuant to this Section 5.1, and the Trustee, from the assets of the Trust Fund, shall promptly reimburse the Servicer for all amounts advanced by the Servicer pursuant to this Section 5.1(a) preceding sentence except when the claim is in any way relates to the failure of the Servicer to service and administer the Mortgage Loans in compliance with the terms of this Agreement or the gross negligence, bad faith or willful misconduct of the Servicer.

                           The Trust Fund shall indemnify the Servicer and hold
                  it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Servicer may sustain in any way related to the failure of the Trust Fund to perform its duties in compliance with the terms of this Agreement or the Trust Agreement.

18. Section 6.1 (Events of Default) is hereby amended by changing all references to "Owner" with "Master Servicer" in such Section and deleting Subsection (vi) and replacing it with the following:

                           (vi) the Servicer at any time is neither a Fannie Mae
                  or Freddie Mac approved servicer, and the Master Servicer has not terminated the rights and obligations of the Servicer under this Agreement and replaced the Servicer with a Fannie Mae or Freddie Mac approved servicer within 30 days of the absence of such approval; or

19. The parties hereto acknowledge that the word "Owner" in Section 6.2 (Waiver of Defaults) shall refer to the "Master Servicer with the prior consent of the Trustee."

20. Section 9.1 (Successor to the Servicer) is hereby amended in its entirety to read as follows:

                           (a) Simultaneously with the termination of the
                  Servicer's responsibilities and duties under this Agreement pursuant to Sections 5.4, 6.1, 7.1 or 7.2 the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer that is not at that time a servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, Lehman Brothers Bank FSB, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or Lehman Brothers Bank FSB, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities, and be compensated therefor as provided in this Agreement, during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 9.1 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Section 5.7 prior to such resignation or termination, which representations and warranties shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

                           (b) Within a reasonable period of time, but in no
                  event longer than 30 Business Days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Collateral Files and Credit Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such termination. The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Account or the Escrow Account or thereafter received with respect to the Mortgage Loans, in each case to which the Servicer is not entitled pursuant to this Agreement.

                           (c) Any successor appointed as provided herein shall
                  execute, acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 6.1 or 7.1 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

                           (d) The Servicer shall deliver within three (3)
                  Business Days after the effective date of such resignation or termination to the successor the funds in the Account and Escrow Account, in each case to which the Servicer is not entitled pursuant to this Agreement and all Collateral Files, Credit Files and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

                           (e) Upon a successor's acceptance of appointment
                  as such, the Servicer, the Master Servicer and the Trustee shall each notify the others of such appointment, but only if and to the extent of having actual knowledge of such appointment.

                           (f) Notwithstanding any termination pursuant to
                  this Agreement, the Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the effective date of such termination, whether in respect of Servicing Advances, Monthly Advances, Servicing Fees or other servicing compensation, and shall continue to be entitled to the benefits of Section 5.3 notwithstanding any such termination, with respect to events occurring prior to such termination.

21. Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding any other terms of this Agreement, the parties agree that the overriding intent is for the Servicer to be entitled to deal with and through the Master Servicer in virtually all circumstances. This intent is not altered by anything herein, including without limitation, the following: any third party beneficiary designation of the Trustee; any requirement that the Servicer give notice to others with respect to third party claims; any indemnification of the Servicer for following instructions of others in selected circumstances; any indemnifications running from the Servicer to others; or any provisions allowing the Servicer in any circumstance to rely on instructions from others. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement; and upon such termination of the Trust Fund and the Trust Agreement, the Serviced Mortgage Loans shall no longer be governed by this Agreement but will be governed by terms of the Servicing Agreement.

                                    EXHIBIT B

                               Purchase Agreement



                             [Intentionally Omitted]

                                    EXHIBIT C

                             Mortgage Loan Schedule



                             [Intentionally Omitted]

                                    EXHIBIT D

                               Servicing Agreement



                         [See Exhibits 99.18 and 99.19]






                                      D-1